UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 24, 2017

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
Effective May 24, 2017, Go Daddy Operating Company, LLC and GD Finance Co, Inc. (“GD Finance” and together with Go Daddy Operating Company, LLC, the “Credit Agreement Borrowers”), entered into a Technical Amendment (the “Credit Agreement Technical Amendment”) to the Second Amended and Restated Credit Agreement dated as of February 15, 2017 (the “Credit Agreement”) by and among the Credit Agreement Borrowers, Desert Newco, LLC (“Desert Newco”), the lenders or other financial institutions or entities from time to time party thereto and Barclays Bank PLC (“Barclays”), as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer (the “Credit Agreement Agent”). Also effective May 24, 2017, Desert Newco and GD Finance (the “Bridge Borrowers”) entered into a Technical Amendment (the “Bridge Technical Amendment, and together with the Credit Agreement Technical Amendment, the “Technical Amendments”) to the Bridge Credit Agreement dated as of April 3, 2017 (the “Bridge Agreement”) by and among the Bridge Borrowers, the lending institutions from time to time party thereto and Barclays, as Administrative Agent and a Lender (the “Bridge Agent” and together with the Credit Agreement Agent, the “Agents”).
The Borrowers and the Agents entered into the Technical Amendments to correct errors in the provisions in each of the Credit Agreement and the Bridge Agreement relating to Restricted Payments (as defined in each of the Credit Agreement and the Bridge Agreement). The Technical Amendments modified Section 10.5(a)(iii)(A) of each of the Credit Agreement and the Bridge Agreement to provide that the “build up” exception to the Restricted Payments covenant shall include 100% (and not 50%) of GoDaddy Inc.’s (the “Company”) Consolidated EBITDA (as defined in each of the Credit Agreement and the Bridge Agreement) for the period from April 1, 2014 to the end of the Company’s most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment less the product of 1.5 times the Company’s Fixed Charges (as defined in each of the Credit Agreement and the Bridge Agreement) for such period.
The foregoing description of the Technical Amendments is qualified in its entirety by reference to the full text of the Technical Amendments, the Credit Agreement and the Bridge Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 24, 2017 and April 4, 2017, respectively, and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Technical Amendment to the Second Amended and Restated Credit Agreement by and among Desert Newco, LLC, Go Daddy Operating Company, LLC, GD Finance Co, Inc., the lending institutions from time to time party thereto, and Barclays Bank PLC, effective as of May 24, 2017.

10.2
Technical Amendment to the Bridge Credit Agreement by and among Desert Newco, LLC, GD Finance Co, Inc., the lending institutions from time to time party thereto, and Barclays Bank PLC, effective as of May 24, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	May 26, 2017	/s/ Nima Kelly
Nima Kelly
Executive Vice President & General Counsel

Exhibit Index

Exhibit No.	Description
10.1
Technical Amendment to the Second Amended and Restated Credit Agreement by and among Desert Newco, LLC, Go Daddy Operating Company, LLC, GD Finance Co, Inc., the lending institutions from time to time party thereto, and Barclays Bank PLC, effective as of May 24, 2017.

10.2
Technical Amendment to the Bridge Credit Agreement by and among Desert Newco, LLC, GD Finance Co, Inc., the lending institutions from time to time party thereto, and Barclays Bank PLC, effective as of May 24, 2017.